As filed with the Securities and Exchange Commission on March 19, 2014.

Registration Statement No. 333-194347

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CRITEO S.A.

(Exact name of registrant as specified in its charter)

France	7311	Not applicable
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Jean-Baptiste Rudelle

Chairman and Chief Executive Officer

Criteo S.A.

32 rue Blanche

75009 Paris, France

Tel: +33 1 40 40 22 90

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

National Registered Agents, Inc.

160 Greentree Dr., Suite 101

Dover, DE 19904

Tel: (302) 674-4089

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Kenneth L. Guernsey Nicole Brookshire Stephane Levy Cooley LLP 1114 Avenue of the Americas New York, New York 10036-7798 (212) 479-6000	Renaud Bonnet Jones Day 2 rue Saint-Florentin 75001 Paris France +33 1 5659-3939	Marc D. Jaffe Rachel W. Sheridan Latham & Watkins LLP 885 3rd Ave #1000 New York, New York 10022 (212) 906-1200

Approximate date of commencement of proposed sale to public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

Explanatory Note

This Amendment No. 2 to the Registration Statement on Form F-1 is being filed solely for the purpose of filing Exhibit 1.1 to the Registration Statement. This Amendment No. 2 does not modify any part of the prospectus that forms a part of the Registration Statement.

Item 8. Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit	Description

1.1#	Form of Underwriting Agreement

3.1*	By-laws (statuts) of the registrant (English translation), as currently in effect

3.2*	Form of By-laws (statuts) of the registrant to become effective upon closing of the offering

4.1*	Form of Deposit Agreement, including the Form of American Depositary Receipt

4.3*	Agreement to Furnish Debt Instruments

5.1*	Opinion of Jones Day

8.1*	Tax Opinion of Jones Day

10.1*	Commercial Lease between Orosdi and the registrant dated January 20, 2012 (English translation)

10.2*	Sublease Agreement between DST Realty of NY and Criteo Corp., dated April 12, 2012

10.3*	Form of Registration Rights Agreement by and among the registrant and certain investors signatory thereto, dated as of August 30, 2013

10.4†*	Form of Indemnification Agreement between the registrant and each of its executive officers and directors

10.5†*	Non-Compete Agreement between the registrant and each of Messrs. Rudelle, Le Ouay and Niccoli

10.6†*	Stock Option Plans—2009, 2010, 2011, 2012, 2013 (including forms of Stock Option Grant Agreement and Exercise Notice)

10.7†*	Summary of BSA Plan

10.8†*	Summary of BSPCE Plan

10.9†*	2013 Free Share Plan

10.10†*	Form of BSA Grant Document (English translation)

10.11†*	Form of BSPCE Grant Document (English translation)

10.12†*	Employment Agreement between the registrant and Benoit Fouilland, dated November 18, 2011 (English translation)

10.13†*	Employment Agreement between registrant and Jonathan Wolf, dated May 18, 2009

10.14†*	Employment Agreement between registrant and Eric Eichmann, effective as of March 2013, and related side letters

21.1*	List of subsidiaries of the registrant

23.1*	Consent of Deloitte & Associés

23.2*	Consent of Jones Day LLP (included in Exhibits 5.1 and 8.1)

24.1*	Power of Attorney of certain of the directors of the registrant and the principal executive, financial and accounting officers of the registrant

24.2*	Power of Attorney of certain of the directors of the registrant

†	Indicates management contract or compensatory plan.
#	Filed herewith.
*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on March 19, 2014.

CRITEO S.A.

By:	/s/ Jean-Baptiste Rudelle
Jean-Baptiste Rudelle
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on March 19, 2014.

Signature	Title

/s/ Jean-Baptiste Rudelle	Chief Executive Officer and Chairman (Principal Executive Officer)
Jean-Baptiste Rudelle

/s/ Benoit Fouilland	Chief Financial Officer (Principal Financial and Accounting Officer)
Benoit Fouilland

*	Director
Marie Ekeland

*	Director
Dana Evan

*	Director
Hubert de Pesquidoux

*	Director
Dominique Vidal

*	Director
James Warner

* By:	/s/ Jean-Baptiste Rudelle
Attorney-in-Fact

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement on Form F-1 has been signed by the undersigned as the duly authorized representative in the United States of Criteo S.A. in New York, New York, on March 19, 2014.

Criteo Corp.

By:	/s/ Greg Coleman
	Name:	Greg Coleman
	Title:	President

EXHIBIT INDEX

Exhibit	Description

1.1#	Form of Underwriting Agreement

3.1*	By-laws (statuts) of the registrant (English translation), as currently in effect

3.2*	Form of By-laws (statuts) of the registrant to become effective upon closing of the offering

4.1*	Form of Deposit Agreement, including the Form of American Depositary Receipt

4.3*	Agreement to Furnish Debt Instruments

5.1*	Opinion of Jones Day

8.1*	Tax Opinion of Jones Day

10.1*	Commercial Lease between Orosdi and the registrant dated January 20, 2012 (English translation)

10.2*	Sublease Agreement between DST Realty of NY and Criteo Corp., dated April 12, 2012

10.3*	Form of Registration Rights Agreement by and among the registrant and certain investors signatory thereto, dated as of August 30, 2013

10.4†*	Form of Indemnification Agreement between the registrant and each of its executive officers and directors

10.5†*	Non-Compete Agreement between the registrant and each of Messrs. Rudelle, Le Ouay and Niccoli

10.6†*	Stock Option Plans—2009, 2010, 2011, 2012, 2013 (including forms of Stock Option Grant Agreement and Exercise Notice)

10.7†*	Summary of BSA Plan

10.8†*	Summary of BSPCE Plan

10.9†*	2013 Free Share Plan

10.10†*	Form of BSA Grant Document (English translation)

10.11†*	Form of BSPCE Grant Document (English translation)

10.12†*	Employment Agreement between the registrant and Benoit Fouilland, dated November 18, 2011 (English translation)

10.13†*	Employment Agreement between registrant and Jonathan Wolf, dated May 18, 2009

10.14†*	Employment Agreement between registrant and Eric Eichmann, effective as of March 2013, and related side letters

21.1*	List of subsidiaries of the registrant

23.1*	Consent of Deloitte & Associés

23.2*	Consent of Jones Day LLP (included in Exhibits 5.1 and 8.1)

24.1*	Power of Attorney of certain of the directors of the registrant and the principal executive, financial and accounting officers of the registrant

24.2*	Power of Attorney of certain of the directors of the registrant

†	Indicates management contract or compensatory plan.
#	Filed herewith.
*	Previously filed.